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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2000


                                CT HOLDINGS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



  DELAWARE                            0-08718                       75-2432011

(STATE OR OTHER              (COMMISSION FILE NUMBER)             (IRS EMPLOYER
JURISDICTION OF                                                   IDENTIFICATION
 INCORPORATION)                                                   NUMBER)


           3811 TURTLE CREEK BOULEVARD, SUITE 770, DALLAS, TEXAS 75219

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 521-3443


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 24, 2000, the Audit Committee of the Registrant's Board of Directors determined to dismiss its current independent public accountants, Grant Thornton LLP ("Grant Thornton"), and engage a new accounting firm for fiscal year 2000.

         Grant Thornton's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Except as set forth below, during the past two years there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the disagreement in connection with its reports. The Registrant has been advised by Grant Thornton that Grant Thornton believes that the following matter meets the criteria of the Securities and Exchange Commission for a reportable disagreement, even though the matter was resolved to the satisfaction of Grant Thornton: The Registrant recorded in its preliminary year-end financial statements for the fiscal year ended February 28, 1999 a $500,000 sale in the fourth quarter of fiscal 1999 to its distributor in Mexico under an international distribution agreement dated November 24, 1998. While management initially believed that the sales commitment schedule included in the distribution agreement, combined with receipt of the master licenses by the distributor, warranted the recognition of revenues, in accordance with the advice of Grant Thornton, the Registrant did not include the sale in the financial statements filed with the Securities and Exchange Commission.

         During the Registrant's two most recent fiscal years and the subsequent interim periods preceding Grant Thornton's dismissal:

         (i) Grant Thornton has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

         (ii) Grant Thornton has not advised the Registrant that information has come to its attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management;

         (iii) Grant Thornton has not advised the Registrant (a) of the need to expand significantly the scope of its audit, or that information has come to its attention, during the two most recent fiscal years and the subsequent interim periods preceding the dismissal, that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements or,
(b) that due to its dismissal, or for any other reason, it did not so expand the scope of its audit or conduct such further investigation;


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         (iv) Grant Thornton has not advised the Registrant that (a) information has come to its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to its satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or (b) due to its dismissal, or for any other reason, the issue has not been resolved to its satisfaction prior to its dismissal.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         16.1 Letter from Grant Thornton dated April 24, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    CT Holdings, Inc.
                    (Registrant)


                    By: /s/ STEVEN B. SOLOMON
                        -----------------------

                        Steven B. Solomon
                        President and Chief Executive Officer


Dated as of April 24, 2000


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
Exhibit No.                        Description
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
   16.1        Letter from Grant Thornton dated April 24, 2000.